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                                                                   EXHIBIT 10.24

                                 AMENDMENT NO. 1

                                       TO

                 AMENDED AND RESTATED THREE-YEAR LOAN AGREEMENT

                  This AMENDMENT NO. 1 to AMENDED AND RESTATED THREE-YEAR LOAN AGREEMENT (this "Amendment"), dated as of February 4, 2004, is entered into by and among Jabil Circuit, Inc. (the "Company" or the "Borrower"), the "Banks" party to the Credit Agreement (the "Lenders"), and Bank One, NA (Main Office Chicago), as administrative agent for the Banks (the "Agent"). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Company, certain "Borrowing Subsidiaries" which may from time to time become party thereto (together with the Company, the "Borrowers"), the Lenders, and the Agent are parties to an Amended and Restated Three-Year Loan Agreement, dated as of July 14, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Company wishes to amend the Credit Agreement in certain respects and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, as the sole Borrower as of the date hereof, the Agent and the Lenders hereby agree as follows:

         1. Amendments to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the condition to effectiveness set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended to insert alphabetically therein the following defined term:

                  "Receivables Property" shall mean accounts receivable, together with the inventory and goods the sale of which gave rise to such accounts receivable (including, without limitation, returned or repossessed inventory or goods and all insurance contracts with respect to such inventory, goods or accounts receivable), related collections and proceeds thereof, service contracts and other contracts associated with such accounts receivable, collateral insurance therefor, guarantees, letters of credit and other supporting agreements related thereto, security interests and liens

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                  and property subject thereto which secure the
                  payment of such accounts receivable and related financing statements and security agreements, lockbox and other collection accounts into which payments made in respect of such accounts receivable and proceeds thereof are deposited, all records related thereto, all rights under related receivables sale agreements, performance guarantees and promissory notes, and all proceeds of the foregoing.

         (b) The definitions of "Purchaser" and "Receivables Seller" set forth in Section 1.1 of the Credit Agreement are hereby amended in their entirety as follows:

                  "Purchaser" shall mean a purchaser of Receivables Property from one or more Receivables Sellers pursuant to a Permitted Receivables Transaction.

                  "Receivables Seller" shall mean any one of the Company, any SPC, or any other Subsidiary which is the seller of Receivables Property in a Permitted Receivables Transaction, and "Receivables Sellers" shall mean all of such entities collectively.

         (c) Section 5.2(d)(iii) of the Credit Agreement is hereby amended in its entirety as follows:

                  (iii) Indebtedness of (x) any Subsidiary of a Borrower owing to a Borrower or to any other
                  Subsidiary of a Borrower or (y) the Company or any Subsidiary thereof owing to any SPC that is party to a Permitted Receivables Transaction.

         (d) Section 5.2(e)(vii) of the Credit Agreement is hereby amended in its entirety as follows:

                  (vii) Liens on Receivables Property of the Company or any Subsidiary which is transferred to a Receivables Seller and/or to a Purchaser as part of a Permitted Receivables Transaction,

         (e) Section 5.2(g)(i) of the Credit Agreement is hereby amended to delete therefrom clause (B) set forth therein and to substitute therefor the following:

                  (B) sales by the Company or any Subsidiary of Receivables Property to Receivables Sellers and/or Purchasers pursuant to Permitted Receivables
                  Transactions,

         (f) Clause (xi) of Section 5.2(i) of the Credit Agreement is hereby amended in its entirety as follows:

                  (xi) (1) Investments in, or loans and advances to, any Subsidiary which was a Subsidiary prior to such investment, loan or advance, including, without limitation, any subordinated loans

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                  made by the Company or a Subsidiary thereof to any
                  SPC in connection with a Permitted Receivables Transaction, or (2) any loans and advances made by any SPC party to a Permitted Receivables Transaction to the Company or any Subsidiary thereof.

         (g) Section 5.2(l) of the Credit Agreement is hereby amended to delete therefrom clause (iii) thereof and to substitute therefor the following:

                  (iii) any agreement evidencing a Permitted Receivables Transaction so long as such limitation relates to the Receivables Property subject thereto;

         2. Condition of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received (which receipt may be by facsimile transmission) executed copies of this Amendment from the Company, as the sole Borrower, and the Majority Banks.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

                  (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

                  (b) Upon the effectiveness of this Amendment, the Company hereby (i) represents that no Default or Event of Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or the Agent under the Credit Agreement or any related document, instrument or agreement. The Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Defaults or Events of Default not waived hereunder or otherwise at any time without further notice, under the Credit Agreement, all other documents, instruments and agreements executed in connection therewith, and applicable law.

         4.       Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

                  (b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

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                  (c)      The execution, delivery and effectiveness
of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING, WITHOUT
LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                           JABIL CIRCUIT, INC.,
                                           as the sole Borrower

                                           By: /S/ F. Alexander
                                               Title: Treasurer

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           BANK ONE, NA (MAIN OFFICE CHICAGO),
                                           as a Bank and as Agent

                                           By: /S/ Sarah H. White
                                               Title: Director, Capital Markets

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           SUNTRUST BANK

                                           By: /S/ Donald J. Campisano
                                               Title: Managing Director

                      Signature Page to Amendment No. 1 to
           2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           THE ROYAL BANK OF SCOTLAND plc

                                           By: /S/ David A. Lucas
                                               Title: Senior Vice President

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           ABN AMRO BANK N.V.

                                           By: /S/ Jana Dombrowksi
                                               Title: Vice President

                                           By: /S/ Lynn Schade
                                               Title: Managing Director

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           ROYAL BANK OF CANADA

                                           By: /S/ Stephanie Babich-Allegra
                                               Title: Authorized Signatory

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           KEYBANK NATIONAL ASSOCIATION

                                           By: /S/ Jeff Kalinowski
                                               Title: Vice President

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           CITIBANK, N.A.

                                           By: /S/ Julio Ojea Quintana
                                               Title: Director

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           JPMORGAN CHASE BANK

                                           By: /S/ Edmond DeForest
                                               Title: Vice President

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                           BNP PARIBAS

                                           By: /S/ Rafael Lumanlan
                                               Title: Director

                                           By: /S/ Stuart Darby
                                               Title: Vice President

                 Signature Page to Amendment No. 1 to
       2003 Jabil Amended and Restated Three-Year Loan Agreement

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                                         MIZUHO CORPORATE BANK, LTD.

                                         By: /S/ Bertram H. Tang
                                             Title: Vice President & Team Leader

                      Signature Page to Amendment No. 1 to
           2003 Jabil Amended and Restated Three-Year Loan Agreement